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January 1, 2007
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Fund Profile

T. Rowe Price

Growth & Income Fund

A stock fund seeking long-term capital growth and a reasonable level of current income.

This profile summarizes key information about the fund that is included in the fund`s prospectus. The fund`s prospectus includes additional information about the fund, including a more detailed description of the risks associated with investing in the fund that you may want to consider before you invest. You may obtain the prospectus and other information about the fund at no cost by calling 1-800-638-5660 or by visiting our Web site at
troweprice.com.

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Fund Profile

What is the fund`s objective?

The fund seeks to provide long-term capital growth, a reasonable level of current income, and increasing future income through investments primarily in dividend-paying common stocks.

What is the fund`s principal investment strategy?

Our primary focus is on capital appreciation. We will use fundamental, bottom-up research and both growth and value approaches in identifying stocks we believe have good prospects for capital growth over time. Among the many characteristics we look for are seasoned management, leadership positions in growing industries, and strong financial fundamentals. In many instances, we analyze free cash flow because it can allow a company to increase dividends, repurchase shares, or make acquisitions. While investments may include mid-size companies, large-capitalization companies are expected to predominate.

In selecting growth stocks, we generally look for companies with above-average earnings growth and a lucrative niche in the economy that allows them to sustain earnings momentum even during times of slow economic growth. When applying a value analysis, we seek companies whose current stock prices seem undervalued relative to the general market, the industry average, or the company`s historical valuation based on earnings, cash flow, book value, or dividends. The portion of the fund invested in growth stocks and value stocks will vary and is solely within the discretion of the fund`s manager.

In pursuing its investment objective, the fund`s management has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when the fund`s management believes a security could increase in value for a variety of reasons, including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities.

While most assets will be invested in U.S. common stocks, other securities may also be purchased, including convertible securities, foreign stocks, futures, and options, in keeping with fund objectives.

The fund may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.

Certain investment restrictions, such as a required minimum or maximum investment in a particular type of security, are measured at the time the fund purchases a security. The status, market value, maturity, credit quality, or other characteristics of the fund`s securities may change after they are purchased, and this may cause the amount of the fund`s assets invested in such securities to exceed the stated maximum restriction or fall below the stated minimum restric

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Fund Profile

tion. If this occurs, it would not be considered a violation of the investment restriction. However, purchases by the fund during the time it is above or below the stated percentage restriction would be made in compliance with applicable restrictions.

Further information about the fund`s investments, including a review of market conditions and fund strategies and their impact on performance, is available in the annual and semiannual shareholder reports. To obtain free copies of these documents, call 1-800-638-5660. These documents are also available at troweprice.com.

What are the main risks of investing in the fund?

Since the fund can hold both growth and value stocks, its share price can be affected by the particular risks associated with each type of investment. Stocks with growth characteristics can have relatively wide price swings as a result of the high valuations they may carry. Because earnings expectations often drive their stock prices, earnings disappointments can result in sharp price declines. Stocks with value characteristics carry the risk that investors will not recognize their intrinsic value for a long time or that their low prices are actually appropriate. While the fund will seek dividend-paying stocks, the overall income level is not expected to play a meaningful role in cushioning its share price against market declines. Convertible securities have a lower yield than regular bonds of comparable quality and are subject to price declines associated with stocks, although generally to a lesser degree.

As with all equity funds, this fund`s share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, our assessment of companies held in the fund may prove incorrect, resulting in losses or poor performance even in a rising market. Finally, the fund`s investment approach could fall out of favor with the investing public, resulting in lagging performance versus other types of stock funds.

Foreign stock holdings may lose value because of declining foreign currencies or adverse political or economic events overseas. Investments in futures and options, if any, are subject to additional volatility and potential losses.

As with any mutual fund, there can be no guarantee the fund will achieve its objective.

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Fund Profile

The fund`s share price may decline, so when you sell your shares, you may lose money. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

How can I tell if the fund is appropriate for me?

Consider your investment goals, your time horizon for achieving them, and your tolerance for risk. If long-term capital appreciation is a primary goal and you can accept the risks associated with common stocks, including both growth and value stocks, the fund may be appropriate for you. This fund should not represent your complete investment program or be used for short-term trading purposes.

The fund can be used in both regular and tax-deferred accounts, such as IRAs.

Equity investors should have a long-term investment horizon and be willing to wait out bear markets.

How has the fund performed in the past?

The bar chart showing calendar year returns and the average annual total returns table indicate risk by illustrating how much returns can differ from one year to the next and how fund performance compares with that of a comparable market index. Fund past returns (before and after taxes) are not necessarily an indication of future performance.

The fund can also experience short-term performance swings, as shown by the best and worst calendar quarter returns during the years depicted.

In addition, the average annual total returns table shows hypothetical after-tax returns to suggest how taxes paid by the shareholder may influence returns. Actual after-tax returns depend on each investor`s situation and may differ from those shown. After-tax returns are not relevant if the shares are held in a tax-deferred account, such as a 401(k) or IRA. During periods of fund losses, the post-liquidation after-tax return may exceed the fund`s other returns because the loss generates a tax benefit that is factored into the result.

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Fund Profile

Table 1  Average Annual Total Returns
	Periods ended 12/31/06
	1 year	5 years	10 years
Growth & Income Fund
Returns before taxes	14.44%	4.91%	6.68%
Returns after taxes on distributions	13.07	3.95	5.15
Returns after taxes on distributions and sale of fund shares	10.46	4.00	5.19
S&P 500 Index	15.79	6.19	8.42
Lipper Multi-Cap Core Funds Index	14.14	7.37	8.34
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Returns are based on changes in principal value, reinvested dividends, and capital gain distributions, if any. Returns before taxes do not reflect effects of any income or capital gains taxes. Taxes are computed using the highest federal income tax rate. The after-tax returns reflect the rates applicable to ordinary and qualified dividends and capital gains effective in 2003. The returns do not reflect the impact of state and local taxes. Returns after taxes on distributions reflect the taxed return on the payment of dividends and capital gains. Returns after taxes on distributions and sale of fund shares assume the shares were sold at period-end and, therefore, are also adjusted for any capital gains or losses incurred by the shareholder. Market indexes do not include expenses, which are deducted from fund returns, or taxes.

S&P 500 Index tracks the stocks of 500 U.S. companies.

What fees and expenses will I pay?

The fund is 100% no load. There are no fees or charges to buy or sell fund shares, reinvest dividends, or exchange into other T. Rowe Price funds. There are no 12b1 fees.

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Fund Profile

Table 2  Fees and Expenses of the Fund*
Annual fund operating expenses (expenses that are deducted from fund assets)
Management fee	0.56%
Other expenses	0.20%
Total annual fund operating expenses	0.76%

*Redemption proceeds of less than $5,000 sent by wire are subject to a $5 fee paid to the fund. Accounts with less than a $2,000 balance (with certain exceptions) are subject to a $10 fee.

Example.  The following table gives you an idea of how expense ratios may translate into dollars and helps you to compare the cost of investing in this fund with that of other mutual funds. Although your actual costs may be higher or lower, the table shows how much you would pay if operating expenses remain the same, you invest $10,000, earn a 5% annual return, hold the investment for the following periods, and then redeem:

1 year	3 years	5 years	10 years
$78	$243	$422	$942

Who manages the fund?

The fund is managed by T. Rowe Price Associates, Inc. (T. Rowe Price). Founded in 1937, T. Rowe Price and its affiliates manage investments for individual and institutional accounts. The company offers a comprehensive array of stock, bond, and money market funds directly to the investing public.

Anna M. Dopkin manages the fund day to day and has been chairman of its Investment Advisory Committee since 2002. She joined T. Rowe Price in 1996 and has been managing investments since 2000.

To participants in employer-sponsored retirement plans: The following questions and answers about buying and selling shares and services do not apply to your plan. Please call your plan`s toll-free number for additional information.

How can I purchase shares?

Fill out the New Account Form and return it with your check in the postpaid envelope. The minimum initial purchase is $2,500 ($1,000 for IRAs and gifts or transfers to minors). The minimum subsequent investment is $100 ($50 for IRAs, gifts or transfers to minors, or Automatic Asset Builder). You can also open an account by bank wire, by exchanging from another T. Rowe Price fund, or by transferring assets from another financial institution.

Fund Profile

How can I sell shares?

You may redeem or sell any portion of your account on any business day. Simply write to us or call. You can also access your account at any time via Tele*Access SM or our Web site. We offer convenient exchange among our entire family of domestic and international funds. Restrictions may apply in special circumstances, and some redemption requests need a signature guarantee.

When will I receive income and capital gain distributions?

The fund distributes income quarterly and net capital gains, if any, at year-end. For regular accounts, income and short-term gains are taxable at ordinary income rates, and long-term gains are taxable at the capital gains rate. Distributions are reinvested automatically in additional shares unless you choose another option, such as receiving a check. Distributions paid to IRAs and employer-sponsored retirement plans are automatically reinvested.

What services are available?

A wide range, including, but not limited to:

  retirement plans for individuals and large and small businesses;

  automated information and transaction services by telephone or computer;

  electronic transfers between fund and bank accounts;

  automatic investing and automatic exchange; and

  brokerage services, including cash management features.

  T. Rowe Price Associates, Inc.

  100 East Pratt Street

  Baltimore, MD 21202

  troweprice.com

  RPS F54-035

  T. Rowe Price Investment Services, Inc., Distributor.